SCHWAB CAPITAL TRUST

Schwab Large-Cap Growth Fund™

Schwab Core Equity Fund™

Schwab Small-Cap Equity Fund™

Schwab Health Care Fund™

(the Funds)

Supplement dated June 29, 2018, to the currently effective Statement of Additional Information (the SAI) for each of the aforementioned Funds

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The table in the “Securities Lending Activities” section on page 28 of the SAI is hereby deleted in its entirety and replaced with the following table:

	Schwab Large-Cap Growth Fund	Schwab Core Equity Fund	Schwab Small-Cap Equity Fund	Schwab Health Care Fund
Gross income from securities lending activities	$4	$324	$752,154	$39,245

Fees and/or compensation paid for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	-	$24	$74,020	$3,833
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	-	$28	$11,957	$511
Administrative fees not included in revenue split	-	-	-	-
Indemnification fees not included in revenue split	-	-	-	-
Rebates (paid to borrower)	-	-	-	$400
Other fees not included in revenue split	-	-	-	-

Aggregate fees/compensation paid for securities lending activities	-	$52	$85,977	$4,744

Net income from securities lending activities*	$4	$272	$666,177	$34,501

*	“Net income from securities lending activities” may not match the fund’s current financial statements, which may reflect certain accrual adjustments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG102730-00 (06/18)

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